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ING AMERICAN FUNDS BOND PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

June 4, 2012

Dear Shareholder:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING American Funds Bond Portfolio (“Portfolio”).  The Special Meeting is scheduled for 10:00 A.M., local time, on July 17, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Portfolio will be asked to vote on a proposal to approve a new investment sub-advisory agreement for the Portfolio with ING Investment Management Co. LLC (“ING IM”).  Currently, the Portfolio invests all of its assets in a “master” fund advised by Capital Research and Management CompanySM (“CRMC”).  As described in the supplement to the Portfolio’s prospectus dated April 5, 2012, if shareholders of the Portfolio approve the new sub-advisory agreement with ING IM, the Portfolio would redeem all of its interests in the master portfolio and begin investing its assets in accordance with a new investment objective and strategy, under the day-to-day portfolio management of ING IM.  The Portfolio also would change its name to “ING Bond Portfolio.”

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement.  The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board has concluded that the Proposal is in the best interests of the Portfolio and its shareholders and recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than July 16, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING AMERICAN FUNDS BOND PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

Scheduled for July 17, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING American Funds Bond Portfolio (“Portfolio”) is scheduled for 10:00 A.M., local time on July 17, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, Portfolio’s shareholders will be asked:

1.              To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC (“ING Investments”), the Portfolio’s investment adviser, and ING Investment Management Co. LLC (“ING IM”), the Portfolio’s proposed investment sub-adviser; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on April 19, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than July 16, 2012, the enclosed Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

June 4, 2012

PROXY STATEMENT

June 4, 2012

ING AMERICAN FUNDS BOND PORTFOLIO

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

Special Meeting of Shareholders

of ING American Funds Bond Portfolio

Scheduled for July 17, 2012

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on July 17, 2012

This Proxy Statement and Notice of Special Meeting are available at:

www.proxyvote.com/ing

ING AMERICAN FUNDS BOND PORTFOLIO

PROXY STATEMENT

June 4, 2012

TABLE OF CONTENTS

[Insert TOC]

INTRODUCTION

What is happening?

Currently, the Portfolio operates in a “master-feeder” structure, in which the Portfolio invests all of its assets in a “master fund” (the “Master Fund”) managed by Capital Research and Management CompanySM (“CRMC”).  On March 8, 2012, the Board of Trustees of the Portfolio approved a new sub-advisory agreement (“Proposed Sub-Advisory Agreement”) for the Portfolio between ING Investments, LLC (“ING Investments”), the Portfolio’s investment adviser, and ING Investment Management Co. LLC (“ING IM” or the “Sub-Adviser”), the Portfolio’s proposed investment sub-adviser, contingent on shareholder approval.  If shareholders of the Portfolio approve the Proposal, the Portfolio would begin to seek its investment objective directly through investment in a variety of securities, under the day-to-day portfolio management of ING IM, rather than through investment in the Master Fund. The Portfolio would have a different investment objective and investment strategies than the ones pursued by the Master Fund, and would have a different name — the ING Bond Portfolio.  Please see the supplement to the Portfolio’s Prospectus dated April 5, 2012 for more detailed information regarding these changes.  If shareholders of the Portfolio do not approve the Proposal, the Board would consider alternative actions for the Portfolio, which could include remaining invested in the Master Fund, investing the assets of the Portfolio in a different master fund, appointing a different sub-adviser, or liquidating the Portfolio.

What Proposals are being considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of ING American Funds Bond Portfolio (“Portfolio”) is scheduled for 10:00 A.M., local time on July 17, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 for the following purposes:

1.              To vote on a new sub-advisory agreement for the Portfolio between ING Investments, the Portfolio’s investment adviser, and ING IM, the Portfolio’s proposed investment sub-adviser;

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

Shares of the Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy (“Variable Contract”).  This booklet includes a proxy statement (“Proxy Statement/Prospectus”) and a Voting Instruction Card for the Portfolio.  It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting.

The insurance company and Qualified Plans or their trustees, as record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted.  For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not usually refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the Proposals, unless the context otherwise connotes the record shareholder.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on April 19, 2012 (the “Record Date”), are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instruction Card.  These options require shareholders to input a control number, which is located on your Voting Instruction Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instruction Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may submit by mail the Voting Instruction Card originally sent with this Proxy Statement or attend the Special Meeting in person.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 17, 2012, at 10:00 A.M., local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Portfolios are available on the Internet at http://www.ingfunds.com/vp/literature.

PROPOSAL ONE

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is Proposal One?

Shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between ING Investments and ING IM.

The Board wishes to retain the services of ING IM as the sub-adviser to the Portfolio.  At a meeting on March 8, 2012, the Board approved the appointment ING IM as the sub-adviser to the Portfolio and approved the Proposed Sub-Advisory agreement included as Appendix A, contingent on the subsequent approval of the Proposed Sub-Advisory Agreement by the shareholders of the Portfolio.  If the Proposal is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about July 20, 2012, and will remain in full force and effect, unless otherwise terminated, through November 30, 2013 and could be continued from year-to-year thereafter in accordance with its terms as described below.

Currently, the Portfolio operates in a “master-feeder” structure, wherein it invests all of its assets in the Master Fund, which is managed by CRMC.  Upon shareholder approval of Proposal One, the Portfolio would cease to operate in a master-feeder structure and would begin to invest directly in various securities and other instruments under the day-to-day portfolio management of a sub-adviser — ING IM.  The Portfolio’s name, investment objective and investment strategies also would change upon the appointment of ING IM.  While ceasing to operate in a master-feeder structure would eliminate the fees the Portfolio pays indirectly to CRMC as a shareholder of the Master Fund, this would cause the Portfolio to begin paying advisory fees to ING Investments and administration fees to ING Funds Services, LLC (“Administrator” or “ING Funds Services”) directly. ING Funds Services is the administrator of the Portfolio and is an affiliate of ING Investments.  More information regarding these changes is contained below and in the supplement to the Portfolio’s prospectus dated April 5, 2012.

How is the Fund Managed Currently?

ING Investments serves as the investment adviser to the Portfolio pursuant to an advisory agreement between the Trust, on behalf of the Portfolio, and ING Investments (the “Advisory Agreement”).  As provided in the Advisory Agreement, ING Investments, subject to the supervision of the Board, oversees the Portfolio’s day-to-day operations and manages the investment activities of the Portfolio.

The Portfolio operates under a master-feeder structure, wherein it invests all of its assets in the Master Fund, which is managed by CRMC. The Advisory Agreement does not permit ING Investments to charge the Portfolio an advisory fee so long as the Portfolio operates in a master-feeder structure.  However, the Portfolio indirectly pays CRMC an advisory fee as a shareholder of the Master Fund, as set forth below.

CRMC, an experienced investment management organization founded in 1931, is a wholly-owned subsidiary of The Capital Group Companies, Inc. and serves as investment adviser to the Master Fund and to other mutual funds, including the American Funds. CRMC’s principal office is located at 333 South Hope Street, Los Angeles, CA 90071. As of December 31, 2011, CRMC managed approximately $1 trillion. CRMC is not affiliated with ING Groep, ING Investments, or ING IM.

For its services to the Master Fund, CRMC receives an advisory fee based on a percentage of the Master Fund’s average daily net assets, according to the following schedule: 0.48% on the first $600 million of net assets; 0.44% on net assets greater than $600 million but not exceeding $1.0 billion; 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion; 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion; 0.36% on net assets greater than $3.0 billion but not exceeding $5.0 billion; 0.34% on net assets in excess of $5.0 billion but not exceeding $8.0 billion; and 0.33% on net assets in excess of $8.0 billion.  If shareholders approve

Proposal One, the Portfolio would redeem all of its interests in the Master Fund, and therefore would not be invested in the Master Fund or any other fund that is managed by CRMC.

Who is the Proposed Sub-Adviser?

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2011, ING IM managed approximately $64.4 billion in assets.

See Appendix B for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM.

Appendix C sets forth the names of other investment companies with investment objectives similar to that of the Portfolio for which ING IM acts as a sub-adviser, the annual rate of compensation, and the net assets of the investment companies as of December 31, 2011.

What would the changes to the Portfolio’s fee structure be as a result of the appointment of ING IM as sub-adviser and the related discontinuation of the master-feeder structure for the Portfolio?

Under the Advisory Agreement, ING Investments is not permitted to charge an advisory fee to the Portfolio as long as the Portfolio operates in a master-feeder structure.  Upon the approval of Proposal One, the Portfolio would redeem its interests in the Master Fund and cease to operate in such a structure.  While ceasing to operate in a master-feeder structure would eliminate the fees the Portfolio pays indirectly to CRMC as a shareholder of the Master Fund, it would cause the Portfolio to begin paying advisory fees to ING Investments and administration fees to the Administrator directly.

The Advisory Agreement provides that upon ceasing to operate in a master-feeder structure, the Portfolio would be required to pay ING Investments an annual advisory fee based on a percentage of the Portfolio’s average daily net assets according to the following schedule: 0.48% on the first $600 million in assets, 0.44% on the next $400 million in assets, 0.40% on the next $1 billion in assets, 0.38% on the next $1 billion in assets, and 0.36% on assets in excess of $3 billion.  In addition, the Portfolio would be required under a separate Administration Agreement to pay the Administrator an administration fee of 0.10% of the average daily net assets of the Portfolio upon ceasing to operate under a master-feeder structure. The sub-advisory fees payable to ING IM pursuant to the Proposed Sub-Advisory Agreement would be paid by ING Investments, and not the Portfolio.

ING Investments has agreed to enter into a written Expense Limitation Agreement with the Portfolio if shareholders approve Proposal One, under which ING Investments would limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses to 0.99% of the average daily net assets of the Portfolio, subject to the possible recoupment by ING Investments within three years.  This expense limitation would continue through at least May 1, 2014.  The Expense Limitation Agreement would be contractual and would renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement at least 90 days prior to the end of the then current term or upon termination of the Advisory Agreement.  The Expense Limitation Agreement also would be terminable by the Trust upon 90 days’ written notice to ING Investments.   In addition, the distributor of the Portfolio’s shares would be contractually obligated to waive a portion of its distribution fee such that the Portfolio’s Total Annual Portfolio Operating Expenses after Waivers and Reimbursements do not exceed 0.75% through May 1, 2014. There would be no guarantee that the distribution fee waiver would continue after May 1, 2014. The distribution fee waiver would only renew if the distributor elected to renew it. Any fees waived pursuant to the distribution fee waiver would not be eligible for recoupment.

The following table shows the current published total and net annual expenses for the Portfolio as a percentage of average daily net assets.  The pro forma operating expenses show the anticipated effects of implementing Proposal One on both the total and net annual operating expenses of the Portfolio:

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a % of the value of your investment)

	The Portfolio (Current)		The Portfolio (Pro Forma — Assuming Implementation of Proposal One)
Management Fees	0.36	%(1)	0.48%
Distribution and/or Shareholder Services (12b-1) Fees	0.60%		0.60%
Administration Services Fees	0.00%		0.10	%(2)
Other Expenses	0.05%		0.07%
Total Annual Portfolio Operating Expenses	1.01%		1.25%
Waivers and Reimbursements	N/A		(0.50	)%(3)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.01%		0.75%

(1)                                        Based on the management fee of the Master Fund of 0.36%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.

(2)                                        Pursuant to an Administration Agreement, the Administrator will receive an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.

(3)                                        Subject to shareholder approval of Proposal One, ING Investments will enter into a written expense limitation agreement with the Trust, under which it will limit the expenses of the Portfolio to 0.99% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.  The obligation would automatically renew for one-year terms unless it is terminated by the Portfolio or ING Investments upon written notice within 90 days of the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by ING Investments within three years.  In addition, the distributor of the Portfolio’s shares would be contractually obligated to waive a portion of its distribution fee such that the Portfolio’s Total Annual Portfolio Operating Expenses after Waivers and Reimbursements do not exceed 0.75% through May 1, 2014. There would be no guarantee that the distribution fee waiver would continue after May 1, 2014. The distribution fee waiver would only renew if the distributor elected to renew it. Any fees waived pursuant to the distribution fee waiver would not be eligible for recoupment.

How will Proposal One, if approved, affect the management of the Portfolio?

As discussed above, the Portfolio currently invests all of its assets in the Master Fund, which is advised by CRMC.  Contingent on approval of Proposal One by shareholders, the Board has approved the termination of purchases of shares of the Master Fund by the Portfolio, as permitted under the Participation Agreement relating to the Portfolio’s investments in the Master Fund.  In connection with this termination, the Portfolio would cease to operate under a “master-feeder” structure by redeeming its shares of the Master Fund for cash, and subsequently investing its assets directly in various securities and other instruments.  Detailed information regarding these proposed changes is contained in the supplement to the Portfolio’s prospectus dated April 5, 2012.

Upon the approval of Proposal One, ING IM would serve as sub-adviser to the Portfolio and provide the day-to-day management of the Portfolio under the Proposed Sub-Advisory Agreement. ING Investments would be responsible for monitoring the investment program and performance of ING IM with respect to the Portfolio.

The following individuals would be jointly responsible for the day-to-day management of the Portfolio if Proposal One is approved.

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, joined ING IM in 2004, and is head of multi-sector fixed-income strategies for the ING IM fixed-income group, that includes our U.S. core, core plus, and global bond strategies. Prior to joining ING IM, Mr. Mata was employed by Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Matthew Toms, CFA, Portfolio Manager, joined ING IM in September, 2009 as senior vice president and head of credit. In this role, Mr. Toms directly oversees the investment teams responsible for the corporate bond and high-yield strategies for ING’s general account as well as third party clients, and ensures the coordination of credit strategies with the global emerging market team. Prior to joining ING IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Will there be changes to the name of the Portfolio, its investment objective, and principal investment strategies if Proposal One is approved?

Yes, as described in the supplement to the Portfolio’s prospectus dated April 5, 2012, if shareholders approve Proposal One, changes will be made to the name of the Portfolio, its investment objective, and principal investment strategies in connection with the appointment of ING IM as sub-adviser to the Portfolio, although the Portfolio would invest primarily in bonds, as is current the case for the Master Fund.

Under the new strategy, the Portfolio’s name would be changed to ING Bond Portfolio.  The Portfolio’s investment objective would be changed from seeking “to provide as high a level of current income as is consistent with the preservation of capital” to seeking to “provide maximum total return through income and capital appreciation.”

The following chart compares the current principal investment strategies of the Portfolio and the Master Fund (in which the Portfolio invests all its assets) with the principal investment strategies the Portfolio would follow if Proposal One is approved:

The Portfolio’s Current Principal Investment Strategies	The Portfolio’s Proposed Principal Investment Strategies

The Portfolio invests all of its assets in Class 1 shares of the Master Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Fund normally invests at least 80% of

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds. The Portfolio will provide shareholders with at least 60 days its assets in bonds and other debt securities. The Portfolio will provide shareholders with at least 60 days prior notice of any change in the investment policy.

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Master Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.

Master Fund (as provided in its prospectus dated May 1, 2011) [To be updated]

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgage and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, prior notice of any change in the investment policy.

Bonds include, but are not limited to, corporate, government, and mortgage bonds, which, at the time of purchase, are rated investment-grade. Investment grade bonds are rated at least BBB- by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc., have an equivalent rating by a nationally recognized statistical rating organization, or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds, debt securities of foreign issuers (including emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies.

Although the Portfolio may invest a portion of its assets in below investment grade debt securities, commonly referred to as “junk bonds,” the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (i.e., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations and exemptive orders thereunder (“1940 Act”).

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are inexpensive relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

As shown in the chart below, in addition to the principal risks set forth in the current prospectus for the Portfolio, the Portfolio also would be subject to the following risks if Proposal One is approved: derivative instruments, investment model, municipal obligations, other investment companies, and securities lending.  These risks are explained in the supplement to the Portfolio’s prospectus dated April 5, 2012, which we encourage you to read.

Principal Risks	The Current Principal Risks of the Portfolio	The Principal Risks of the Portfolio’s Proposed Principal Investment Strategies

Call During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

	✓	✓

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

	✓	✓

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

✓

Credit Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

	✓	✓

Currency To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

✓

Principal Risks	The Current Principal Risks of the Portfolio	The Principal Risks of the Portfolio’s Proposed Principal Investment Strategies

Foreign Investments  Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

	✓	✓

High-Yield Securities Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

	✓	✓

Interest in Loans The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

✓

Interest Rate With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

	✓	✓

Investment Model The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.		✓

Principal Risks	The Current Principal Risks of the Portfolio	The Principal Risks of the Portfolio’s Proposed Principal Investment Strategies

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

	✓	✓

Market  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

	✓	✓

Mortgage-Related Securities Default on the underlying assets of the mortgage-related securities held by the Portfolio may impair the value of the securities and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed income securities.

	✓	✓

Municipal Obligations The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

✓

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

✓

Principal Risks	The Current Principal Risks of the Portfolio	The Principal Risks of the Portfolio’s Proposed Principal Investment Strategies

Prepayment and Extension Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

	✓	✓

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

✓

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

	✓	✓

The Portfolio’s Historical Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s shares’ performance from year to year, and the table compares the Portfolio’s shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns

(as of December 31 of each year)

Best quarter: 2nd, 2009, 5.88% and Worst quarter: 3rd, 2008, (5.64)%

Average Annual Total Returns %

(for the periods ended December 31, 2011)

		1 Yr	5 Yrs (or since inception)		10 Yrs	Inception Date
ING American Funds Bond Portfolio	%	5.72	3.09		N/A	11/12/07
BCAB Index(1)%		7.84	6.65	(2)	N/A

(1)  The index returns do not reflect deductions for fees, expenses, or taxes.

(2)  Reflects index performance since the date closest to the Portfolio’s inception for which data is available.

ING IM’s Performance on a Substantially Similarly Managed Portfolio and the Performance of the Portfolio

If shareholders approve Proposal One, ING IM would manage the Portfolio in a substantially similar manner to, and the Portfolio will have substantially similar investment objectives, policies and investment strategies as, an existing mutual fund managed by ING IM (the “Comparable Portfolio”).  Like the Portfolio, shares of the Comparable Portfolio are not offered directly to the public, but rather the purchase and sale of shares of the Comparable Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors.  ING IM manages a substantially similar mutual fund that is sold directly to the public, which is not reflected in the performance for the Comparable Portfolio below.

The historical performance of the Comparable Portfolio is presented below.  You should not consider the performance of the Comparable Portfolio as an indication of the future performance of the Portfolio.  The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio.  The Comparable Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance information shown below does not include insurance-related charges imposed under a Variable Contract or expenses related to a qualified plan. If these charges or expenses were included, performance would be lower.  The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expenses differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance.  Performance is net of all other fees including sales loads.

While the Portfolio would be managed in a manner similar to the Comparable Portfolio, investors should be aware that the Portfolio is not the same fund and will not have the same performance.  Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Portfolio.  Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions.  In addition, you should note that the total operating expenses of the Comparable Portfolio may be lower than the total operating expenses of the Portfolio.  In such instances, the performance of the Comparable Portfolio would be negatively impacted if the total operating expenses of the Portfolio has been used to compute the Comparable Portfolio’s performance.

For comparison purposes, the table below also shows the performance of the shares of the Portfolio over the same periods.  During those periods, the Portfolio operated in a master-feeder structure and pursuant to different strategies than those currently in place for the Portfolio.  The table below also compares the Comparable Fund’s Class ADV shares’ performance and the Portfolio’s shares to the performance of broad-based securities market indices for the same period.  This performance is shown only during the periods in which both the Portfolio and Comparable Fund were in operation.  Performance information for the Portfolio from November 12, 2007, the date of its inception, can be found in the section above entitled “The Portfolio’s Historical Performance.”

Total Return Percentages

	Calendar Year 2008	Calendar Year 2009	Calendar Year 2010	Calendar Year 2011	Average Annual Total Returns for the 3 Year Period Ending December 31, 2011	Average Annual Total Returns Since Inception of the Portfolio (November 12, 2007) through December 31, 2011

The Portfolio (while operating under a different investment strategy through a master-feeder structure)	(9.71)%	12.15%	6.05%	5.72%	7.93%	3.09%

The Comparable Fund — Class ADV Shares (managed by ING IM)	(9.16)%	11.08%	9.01%	7.04%	9.03%	4.15%

BCAB Index(1)	5.24%	5.93%	6.54%	7.84%	6.77%	6.65	%(2)

(1)  The index returns do not reflect deductions for fees, expenses, or taxes.

(2)  Reflects index performance since the date closest to the inception of the Portfolio for which data is available.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix A.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

Fees.  ING Investments, and not the Portfolio, bears the expenses of the services provided by ING IM.  The sub-advisory fee payable under the Proposed Sub-Advisory Agreement would be pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.216% on the first $600 million; 0.198% on the next $400 million; 0.180% on the next $1 billion; 0.171% on the next $1 billion, and 0.162% on assets in excess of $3 billion.

Appendix C provides information on the compensation paid to ING IM by investment companies with similar investment objectives.

Sub-Advisory Services.  The Proposed Sub-Advisory Agreement obligates ING IM to provide a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Portfolio.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that ING IM is not subject to liability for any act or omission in the course of, or connected with, rendering services under the Proposed Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

Term and Continuance.  If Proposal One is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or around July 20, 2012 and shall continue in full force and effect through November 30, 2013.  Thereafter, the Proposed Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of the Portfolio on sixty days’ written notice to ING Investments and ING IM, by ING Investments on sixty days’ written notice to ING IM and the Portfolio, or by ING IM on three months’ written notice unless the Portfolio or ING Investments requests additional time to find a replacement for ING IM, which will not exceed an additional three months.

Who is the Portfolio’s investment adviser?

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments oversees all investment advisory and portfolio management services for the Portfolio.

ING Investments is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING

Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future.  ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include ING Investments and its immediate affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in ING Investments’ and ING IM’s loss of access to services and resources of ING Groep, which could adversely affect the businesses and profitability of either firm. In addition, the divestment of ING businesses, including ING Investments and ING IM, may potentially be deemed a “change of control” of ING Investments and ING IM. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2011, ING Investments managed approximately $44.5 billion in assets.

The Advisory Agreement is dated August 21, 2003, as amended, and was approved via a written consent of the Portfolio’s initial shareholder on November 11, 2007, in connection with the Portfolio’s commencement of operations.  The Advisory Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined under the Investment Company Act of 1940, as amended) (“Independent Trustees”), on November 17, 2011.  The Portfolio did not pay any advisory fees to ING Investments for the fiscal year ended December 31, 2011.

See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

What are the terms of the Advisory Agreement?

Fees. ING Investments is not entitled to compensation from the Portfolio under the Advisory Agreement while the Portfolio is functioning as a feeder fund. As a shareholder of Class 1 shares of the Master Fund, the Portfolio indirectly pays CRMC, the adviser to the Master Fund, an advisory fee.  However, if the Portfolio ceases to function as a feeder fund, which would be the result of Proposal One, pursuant to the Advisory Agreement, ING Investments may charge an annual advisory fee based on a percentage of the Portfolio’s average daily net assets, according to the following schedule: 0.48% on the first $600 million in assets, 0.44% on the next $400 million in assets, 0.40% on the next $1 billion in assets, 0.38% on the next $1 billion in assets, and 0.36% on assets in excess of $3 billion.

ING Investments has agreed to enter into a written Expense Limitation Agreement with the Portfolio if shareholders approve Proposal One, under which ING Investments would limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses to 0.99% of the average daily net assets of the Portfolio, subject to the possible recoupment by ING Investments within three years.  This expense limitation would continue through at least May 1, 2014.  The Expense Limitation Agreement would be contractual and would renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement at least 90 days prior to the end of the then current term or upon termination of the Advisory Agreement.  The Expense Limitation Agreement also would be terminable by the Trust upon 90 days’ written notice to ING Investments.  In addition, the distributor of the Portfolio’s shares would be contractually obligated to waive a portion of its distribution fee such that the Portfolio’s Total Annual Portfolio Operating Expenses after Waivers and Reimbursements do not exceed 0.75% through May 1, 2014. There would be no guarantee that the distribution fee waiver would continue after May 1, 2014. The distribution fee waiver would only renew if the distributor elected to renew it. Any fees waived pursuant to the distribution fee waiver would not be eligible for recoupment.

Advisory Services.  The Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Portfolio. The Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolio and to furnish advice and recommendations with respect to investment of the Portfolio’s assets and the purchase or sale of its portfolio securities.  ING Investments also provides investment research and analysis.

Appointment of Sub-Advisers.  The Advisory Agreement permits ING Investments to delegate certain management responsibilities, pursuant to the Advisory Agreement, to other investment advisers.  ING Investments, as the Adviser, oversees the investment management services of the Portfolio’s sub-advisers.  From time to time, ING Investments may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio’s Board.

The Portfolio and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders.  The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the name of the Portfolio and its investment strategies may also change.

Limitation of Liability.  The Advisory Agreement provides that ING Investments is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

Term and Continuance.  After the initial two-year term, the Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that in either event, the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of ING Investments by vote cast in person at a meeting called for the purpose of voting on such approval.

In considering the Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

Termination.  The Advisory Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice, without the payment of a penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio) or by ING Investments. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act and the rules and regulations thereunder).

What is the required vote?

Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective.  Approval of the Proposed Sub-Advisory Agreement by the Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve Proposal One?

If shareholders of the Portfolio do not approve the Proposal, the Board will consider alternative actions for the Portfolio, which could include remaining invested in the current Master Fund, investing the assets of the Portfolio in a different master fund, appointing a different sub-adviser, or liquidating the Portfolio.

What was the process of selecting ING IM as the proposed sub-adviser to the Portfolio?

On October 12, 2011, as part of the Board’s annual review of the advisory arrangements for the Portfolio, the Board directed ING Investments to explore options to address the Board’s concerns about the Portfolio’s underperformance and long-term outflows.  ING Investments analyzed and provided the Board with information at the Board’s January 12, 2012 meeting regarding several potential options, including retaining a sub-adviser for the Portfolio or reorganizing the Portfolio into one of several ING Portfolios, each with different sub-advisers and investment strategies.

During the January 12, 2012 meeting, the Board requested that ING Investments provide additional information regarding an alternative to the current master-feeder arrangement for the Portfolio that would, in ING Investments’ view, be likely to provide a superior solution for shareholders while allowing the Portfolio to continue operations as a registered investment company.  After considering this request, ING Investments provided information to the Board in advance of its March 8, 2012 meeting regarding the potential engagement of ING IM as a subadviser to the Portfolio, and the related changes to the Portfolio discussed above.

ING Investments did not perform a traditional sub-advisory search in connection with identifying ING IM as a potential sub-adviser to the Portfolio.  ING Investments was familiar with its affiliate, ING IM, and its proprietary Intermediate Bond strategy, which ING Investments believes could benefit the Portfolio and its shareholders.

In advance of the meeting of the Board held on March 8, 2012, ING Investments provided the Board with written materials regarding the proposed appointment of ING IM as the sub-adviser to the Portfolio.  Among the materials provided to the Board was a discussion of ING Investments’ rationale for its view that appointing ING IM as sub-adviser would be a superior solution relative to the current practice of investing all of the Portfolio’s assets in the Master Fund, written materials regarding the proposed strategy for the Portfolio under the day-to-day management of ING IM, the resources ING Investments could devote to managing the Portfolio, its compliance structure, and information with respect to ING IM’s experience in managing accounts in a style similar to that in which it proposes to manage the Portfolio.  The Board also considered the reputation of ING IM in the industry. At the conclusion of the meeting, the Board approved the proposed appointment of ING IM as the sub-adviser to the Portfolio.

Also in advance of the March 8, 2012 meeting of the Board, management provided the Board with written materials regarding the Proposed Sub-Advisory Agreement as well as an option to appoint ING IM as a sub-adviser.  During the meeting, the Board reviewed the terms of the Proposed Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of ING IM as the sub-adviser to the Portfolio, as well as another option presented.  At the conclusion of the meeting, Board approved of the Proposed Sub-Advisory Agreement.

What are the factors that were considered by the Board?

In determining whether to approve the Proposed Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Sub-Advisory Agreement should be approved for the Portfolio.  The materials provided to the Board to inform its consideration of whether to approve the Proposed Sub-Advisory Agreement included the following: (1) ING IM’s presentation before the Board at its March 8, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its March 8, 2012 meeting discussing:  (a) Management’s rationale for concluding that appointing ING IM as the sub-adviser to the Portfolio would provide a superior solution for shareholders of the Portfolio relative to the current practice of investing all of the Portfolio’s assets in the Master Fund, (b) the performance of ING IM in managing the ING Intermediate Bond Portfolio, which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) ING IM’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Portfolio that provide information about the performance and projected net expense ratio of the Portfolio as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the Portfolio as modified in connection with the appointment of ING IM, selected based upon and the performance of the Portfolio’s proposed Selected Peer Group; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Proposed Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following:  (1) ING Investments’ view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex pursuing an intermediate bond strategy substantially similar to the proposed strategy for the Portfolio; (2) the strength and reputation of ING IM in the industry; (3) the nature and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as the sub-adviser to the Portfolio; (6) the costs for the services to be provided by ING IM; (7) the sub-advisory fee payable by ING Investments to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Portfolio’s proposed investment objective and investor base; and (10) ING IM’s Codes of Ethics, which had previously been approved by the Board, and related procedures for complying with those Codes.  In addition, in evaluating the Proposed Sub-Advisory Agreement and ING Investments’ recommendation that the Board approve this agreement, the Board, including the Independent Trustees, recognized that the appointment of ING IM would result in the Portfolio ceasing to operate under a master-feeder structure, which would trigger a requirement that the Portfolio pay advisory and administrative fees to ING Investments and the Administrator, respectively, in an estimated amount of approximately $595,300 per year combined, while the Portfolio is not paying such fees currently.  The Board also considered that ING IM and ING Investments are under the common control of the ING Groep, and that, therefore, the sub-advisory fees that would be payable by ING Investments to ING IM would not change the overall fees retained by entities in the ING Groep.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement for the Portfolio.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 8, 2012 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal One. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” Proposal One to appoint ING IM as sub-adviser to the Portfolio and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

How is my proxy being solicited?

This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting.  Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about June 4, 2012.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Voting Instruction Card.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instruction Card but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with ING Investors Trust a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements

Each shareholder of the Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and, for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  The holders of thirty percent of the outstanding Shares of each Series or Class present in person or by proxy shall constitute a quorum shall constitute a quorum at any meeting of the shareholders.  Shares have no preemptive or subscription rights.

Only shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and give voting instructions for the Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Card must be received no later than 5:00 p.m. on July 16, 2012.  Appendix D sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date.

If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolio.  The Qualified Plans and participating insurance companies will vote the

Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. The Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the participating insurance companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of the Portfolio’s shares are held by participating insurance companies, which use proportional voting, the presence of such participating insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

[Confirm] [To the knowledge of ING Investments, as of April 19, 2012, no current Trustee owns 1% or more of the outstanding shares of the Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of the Portfolio.]

Appendix E hereto lists the persons who, as of April 19, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding”?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

Who are the other service providers to the Portfolio?

ING Funds Services, an affiliate of ING Investments and ING IM, serves as the administrator to the Portfolio.  ING Funds Services did not receive any fee from the Portfolio for the fiscal year ended December 31, 2011.

ING Investments Distributor, LLC (“ING Investments Distributor”), an indirect, wholly-owned subsidiary of ING Groep, serves as the principal underwriter and distributor to the Portfolio.  With respect to the Portfolio, ING Investments Distributor was paid $2,928,252 for the fiscal year ended December 31, 2011.

ING Funds Services and ING Investments Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

During the fiscal year ended December 31, 2010, neither Portfolio paid any commissions to affiliated broker-dealers.

Who pays for this Proxy Solicitation?

The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders.  ING Investments (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.
Secretary

June 4, 2012

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A

PROPOSED SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this [     ] day of [     ], 2012, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Co. LLC , a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated August 21, 2003, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization,  unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the

Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)           With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager

Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2013.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Investment Management Co. LLC

One Orange Way, C1-N

Windsor, CT  06095

Attention:  Christopher Kurtz

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Michael J. Roland

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

ING INVESTMENT MANAGEMENT CO. LLC

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO. LLC

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)
ING Bond Portfolio (formerly, ING American Funds Bond Portfolio)	0.216% on the first $600 million of assets;
0.198% on the next $400 million of assets;
0.180% on the next $1 billion of assets;
0.171% on the next $1 billion of assets; and
0.162% on assets in excess of $3 billion

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ  85258-2034

Name and Title

Shaun Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Principal Executive Officers of ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

Name and Title

Jeffrey T. Becker — Chief Executive Officer

Michael J. Gioffre — Chief Compliance Officer

Mark D. Weber — Executive Vice President

Shaun P. Mathews — Executive Vice President

Christine Hurtsellers — Executive Vice President and Chief Investment Officer, Fixed Income and Proprietary Investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

B-1

APPENDIX C: ADVISORY FEE RATES

The following table sets for the name of other investment companies with investment objectives similar to that of the Portfolio for which ING IM acts as sub-adviser, the annual rate of compensation, and the net assets of the investment companies as of December 31, 2011.

Portfolio	Annual Compensation (as a percentage of average daily net assets)	Net Assets

C-1

APPENDIX D

NUMBER OF SHARES OF EACH CLASS OF THE PORTFOLIO
ISSUED AND OUTSTANDING AS OF THE RECORD DATE

APPENDIX E: BENEFICIAL OWNERSHIP

The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of April 11, 2012.

Name and Address of Shareholder	Percent of Class and Type of Ownership	% of Portfolio

E-1

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING AMERICAN FUNDS BOND PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on July 17, 2012, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature(s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on July 17, 2012.

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.

To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC, the Portfolio’s investment adviser, and ING Investment Management Co. LLC, the Portfolio’s proposed investment sub-adviser.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTIONS CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature(s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTIONS CARD IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on July 17, 2012.

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.

To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC, the Portfolio’s investment adviser, and ING Investment Management Co. LLC, the Portfolio’s proposed investment sub-adviser.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE